CLASS A COMMON STOCK
BEN & JERRY'S HOMEMADE, INC.
This Proxy is solicited on behalf of the Board of Directors.

	The undersigned hereby appoints Ben Cohen, Jeffrey Furman and Fred Lager, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes any of them to represent and to vote, as designated below, all the shares of Class
A Common Stock of Ben & Jerry's Homemade, Inc. held of record by the undersigned on May 1, 1995 at the Annual Meeting of Stockholders to be held on June 24, 1995 at Sugarbush North Resort in Warren, Vermont at 10:00 a.m., Vermont time, or any adjournment thereof.

1.  Election of Directors

FOR all nominees listed below or if any nominee is not	 available
for election, such substitute as the Directors may designate
(except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for nominees listed below

Elizabeth Bankowski, Merritt C. Chandler, Ben Cohen, Jeffrey
Furman, Jerry Greenfield, Robert Holland Jr., Fred Lager,
Frederick A. Miller, Henry Morgan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


___________________________________________________________________

2.  APPROVING the adoption of the 1995 Equity Incentive Plan.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

3. APPROVING the amendment to the Articles of Incorporation to provide for reasonable protection for directors from exposure to monetary liability in certain circumstances.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

4. APPROVING the amendment to the Employee Stock Purchase Plan to increase the maximum annual number of shares which may be purchased by any individual employee in any calendar year.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

5. APPROVING the adoption of the 1995 Non-Employee Directors' Plan for Stock in Lieu of Directors' Cash Retainer.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

6. APPROVING the selection of Ernst & Young as the Company's independent auditors for 1995.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR
ALL PROPOSALS.

Dated____________, 1995

_______________________
Signature

_______________________
Signature if held jointly


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK
BEN & JERRY'S HOMEMADE, INC.
This Proxy is solicited on behalf of the Board of Directors.

	The undersigned hereby appoints Ben Cohen, Jeffrey Furman and Fred Lager, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes any of them to represent and to vote, as designated below, all the shares of Class
B Common Stock of Ben & Jerry's Homemade, Inc. held of record by the undersigned on May 1, 1995 at the Annual Meeting of Stockholders to be held on June 24, 1995 at Sugarbush North Resort in Warren, Vermont at 10:00 a.m., Vermont time, or any adjournment thereof.

1.  Election of Directors

FOR all nominees listed below or if any nominee is not	 available
for election, such substitute as the Directors may designate
(except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for nominees listed below

Elizabeth Bankowski, Merritt C. Chandler, Ben Cohen, Jeffrey
Furman, Jerry Greenfield, Robert Holland Jr., Fred Lager,
Frederick A. Miller, Henry Morgan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


___________________________________________________________________

2.  APPROVING the adoption of the 1995 Equity Incentive Plan.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

3. APPROVING the amendment to the Articles of Incorporation to provide for reasonable protection for directors from exposure to monetary liability in certain circumstances.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

4. APPROVING the amendment to the Employee Stock Purchase Plan to increase the maximum annual number of shares which may be purchased by any individual employee in any calendar year.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

5. APPROVING the adoption of the 1995 Non-Employee Directors' Plan for Stock in Lieu of Directors' Cash Retainer.

FOR		AGAINST	ABSTAIN
___________________________________________________________________

6. APPROVING the selection of Ernst & Young as the Company's independent auditors for 1995.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR
ALL PROPOSALS.

Dated____________, 1995

_______________________
Signature

_______________________
Signature if held jointly


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.